John Hancock Funds II

Supplement dated August 30, 2019 to the current prospectus, as may be supplemented

As of the close of business on September 30, 2019, there are not expected to be any shareholders in the following share classes of the funds as noted, and each fund will stop accepting investments into the applicable share class on or about that date.

Absolute Return Currency Fund Emerging Markets Debt Fund	New Opportunities Fund	Short Duration Credit Opportunities Fund
Class R4 shares of each fund	Class R5 shares of the fund	Class R2 and Class R4 shares of the fund

For more information, please call John Hancock Investment Management at 800-225-5291.

You should read this Supplement in conjunction with each fund’s prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated August 30, 2019 to the current Statement of Additional Information (the SAI), as may be supplemented

As of the close of business on September 30, 2019, there are not expected to be any shareholders in the following share classes of the funds as noted, and each fund will stop accepting investments into the applicable share class on or about that date.

Absolute Return Currency Fund Emerging Markets Debt Fund	New Opportunities Fund	Short Duration Credit Opportunities Fund
Class R4 shares of each fund	Class R5 shares of the fund	Class R2 and Class R4 shares of the fund

For more information, please call John Hancock Investment Management at 800-225-5291.

You should read this supplement in conjunction with the SAI and retain it for future reference.